Filed by Synalloy Corporation
(Commission File No. 0-19687) pursuant
to Rule 425 under the Securities Act of
1933 and deemed filed pursuant to
Rule 14a-12 under the Securities Exchange
Act of 1934
Subject Company: Universal Stainless & Alloy
Products, Inc.
(Commission File No. 000-25032)
Exhibit 99.1
June 29, 2017

Synalloy Announces Ownership Position in Universal Stainless

Richmond, Va., June 29, 2017 (GLOBE NEWSWIRE) -- Synalloy Corporation (Nasdaq:SYNL) (“Synalloy”) has acquired a 3% ownership position in Universal Stainless & Alloy Products, Inc. (Nasdaq:USAP) (“Universal Stainless”) and has presented the Universal Stainless Board of Directors with an initial proposal to merge the two companies. Craig Bram, President and CEO of Synalloy Corporation, said, “We believe that a combination of Synalloy and Universal Stainless offers immediate as well as future value to both shareholder groups. Product lines, distribution channels, end markets served and geographic proximity of manufacturing facilities provide opportunities for cost savings and new business development. Additionally, the elimination of duplicative corporate overhead and related public company costs is estimated at $3 million annually.”

Bram shared, “In a normalized demand market, the combined company would have annual revenue and EBITDA of $475 million and $60 million, respectively. The balance sheet would be substantially larger, providing the resources to more aggressively pursue a growth by acquisition strategy. The market cap of the merged entity would easily place the company in the Russell 2000, providing the potential for additional share price appreciation and greater liquidity for shareholders. Ultimately, the Metals segment of the combined company could be a leading supplier of specialty steel products with an emphasis on stainless steel, nickel alloys and other premium alloy products, serving every major end market in the industrial economy.”

The Universal Stainless Board of Directors responded to the Synalloy merger proposal by stating that pursuit of a business combination with Synalloy was not in the best interest of the company and its shareholders. The reasons given, in part, were as follows: 1) the exchange ratio proposed by Synalloy did not adequately recognize what the Universal Stainless Board believes to be Universal Stainless’ disproportionately undervalued share price; 2) the existence and value of potential synergies between the two companies has been overstated; and 3) the use of a sale-leaseback in the transaction is unacceptable to the Universal Stainless Board of Directors. Bram said, “Synalloy is open to discussing the exchange ratio, but we are confident that the synergies that can be realized from a merger go well beyond the elimination of duplicative corporate overhead. As to the comments on the sale-leaseback, we believe there are more effective uses of capital than owning manufacturing real estate. Our proposal would have Universal Stainless shareholders receiving a cash payment equal to about 60% of the sale-leaseback proceeds, with the balance used to retire debt.”

Bram further commented, “Synalloy and Universal Stainless have many of the same institutional shareholders. Based on public filings, approximately 24% of each company’s shares is owned by the same institutional shareholders. In addition to Synalloy’s 3% ownership, based on public filings, the four largest shareholders of Universal Stainless own 33% of Universal Stainless, but to our knowledge have no overlapping ownership with Synalloy.”

Additional Information

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. This communication relates to a proposal which Synalloy Corporation (“Synalloy”) has made for a business combination transaction with Universal

Stainless & Alloy Products, Inc. (“Universal Stainless”). In furtherance of this proposal and subject to future developments, Synalloy (and, if a negotiated transaction is agreed, Universal Stainless) may file one or more registration statements, proxy statements, tender offer statements or other documents with the U.S. Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement, registration statement, tender offer statement, prospectus or other document Synalloy and/or Universal Stainless may file with the SEC in connection with the proposed transaction.

Investors and security holders of Synalloy and Universal Stainless are urged to read the proxy statement(s), registration statement, tender offer statement, prospectus and other documents filed with the SEC carefully in their entirety if and when they become available as they will contain important information about the proposed transaction. Any definitive proxy statement(s) or prospectus(es) (if and when available) will be mailed to stockholders of Universal Stainless and/or Synalloy, as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Synalloy through the web site maintained by the SEC at http://www.sec.gov.

Synalloy and/or Universal Stainless and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about Synalloy’s executive officers and directors in Synalloy’s definitive proxy statement filed with the SEC on April 4, 2017. You can find information about Universal Stainless’ executive officers and directors in Universal Stainless’ definitive proxy statement filed with the SEC on April 13, 2017. Additional information regarding the interests of such potential participants will be included in one or more registration statements, proxy statements, tender offer statements or other documents filed with the SEC if and when they become available. You may obtain free copies of these documents using the sources indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

About Synalloy Corporation

Synalloy Corporation (Nasdaq:SYNL), is a growth oriented company that engages in a number of diverse business activities including the production of stainless steel pipe, fiberglass and steel storage tanks, specialty chemicals and the master distribution of seamless carbon pipe and tube. For more information about Synalloy Corporation, please visit our website at www.synalloy.com.

Forward-Looking Statements

Statements included herein regarding Synalloy and/or Universal Stainless, including, without limitation, the proposed business combination of the two companies, that are not historical in nature, are intended to be, and are hereby identified as "forward-looking statements" within the meaning of federal securities laws. These statements include, but are not limited to, statements regarding a Synalloy business combination with Universal Stainless, our financing of the proposed transaction, the combined company’s expected future performance (including expected results of operations and financial guidance), the combined company’s future financial condition, operating results, strategy and plans, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond our control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. We undertake no obligation to publicly update or revise forward-looking statements, whether as a result of new information, future events or otherwise. Additional information concerning some of the factors that could cause materially different results is included in our reports and in Universal Stainless' reports on Forms 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission. Such reports are available from the Securities and Exchange Commission's public reference facilities and its website, http://www.sec.gov.

CONTACT: Dennis Loughran at (804) 822-3266